Dedicated to Transforming the Lives of Patients Through Innovative Gene Therapies January 13 - 15, 2020 Exhibit 99.2

Forward Looking Statements | Certain information set forth in this presentation and in statements made orally during this presentation contains “forward-looking statements”. Except for statements of historical fact, information contained herein constitutes forward-looking statements and includes, but is not limited to, the Company’s expectations regarding: (I) the safety and efficacy of its product candidates; (II) the expected development of the Company’s business and product candidates; (III) the timing of regulatory submissions for approval of its product candidates; (IV) the timing of interactions with regulators and regulatory submissions related to ongoing and new clinical trials for its product candidates; (V) the timing of announcement of clinical data for its product candidates and the likelihood that such data will be positive and support further clinical development and regulatory approval of these product candidates; (VI) the likelihood of approval of such product candidates by the applicable regulatory authorities; (VII) execution of the Company’s vision and growth strategy, including with respect to global growth; and (VIII) projected financial performance and financial condition, including the sufficiency of the Company’s cash and cash equivalents to fund operations in future periods and future liquidity, working capital and capital requirements. The words “may,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts," “potential,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are provided to allow investors the opportunity to understand management’s beliefs and opinions in respect of the future so that they may use such beliefs and opinions as one factor in evaluating an investment. These statements are neither promises nor guarantees of future performance. Such forward-looking statements necessarily involve known and unknown risks and uncertainties, which may cause actual performance and financial results in future periods to differ materially from any projections of future performance or result expressed or implied by such forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements. These statements are subject to a variety of risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. For additional disclosure regarding these and other risks faced by the Company, see the disclosure contained in the Company’s public filings with the U.S. Securities and Exchange Commission (the “SEC”), including in the Company’s annual report on Form 20-F filed with the SEC on March 22, 2019, as well as subsequent filings and reports filed with the SEC. These forward-looking statements speak only as of the date of this presentation. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Global gene therapy company Dedicated to transforming the lives of patients with rare diseases Focused today on ex-vivo autologous HSC gene therapy | Confidential Orchard Therapeutics

| THE ORCHARD THERAPEUTICS STORY Strong Momentum – Transformative Year Ahead 1 Strong Fundamentals 2 Powerful Platform Approach 3 Commercial Ready 4 Our Future

# Compelling Fundamentals Driving Near and Long-term Growth

**Fully Integrated**
demonstrated R&D, manufacturing and commercial capabilities

**1x Treatment**
to potentially cure a range of rare genetic diseases

**7 Clinical development candidates**
deep HSC gene therapy pipeline with therapeutic focus

**5 U.S. / EU regulatory filings by 2021**
1st regulatory submission (MLD) under EMA review

**>$1.5B Annual addressable market opportunity[1]**
lead 3 programs alone

***Highly leverageable*** **platform approach to gene therapy; potential to address numerous rare diseases**

**Strong balance sheet (~$325M as of YE 2019) to fund the business into the second half of 2021**

[1]Based on target label and pricing of recent gene therapy analogs, see slide 7-8 for additional detail

Orchard therapeutics

5 |

One of the Deepest Pipelines in Gene Therapy MAA decision BLA late 2020 / early 2021 Initiate rolling BLA 1H 2020 MAA & BLA submissions 2021 Interim POC data - 2020 Interim POC data - 2020 |

# Building a Scalable Business in Rare Diseases

Ineligible
Eligible

## Annual Incidence


80%
80%
80%
MLD
ADA-SCID
WAS
500 – 800
(total patients)
100 – 200
(total patients)
100 – 300
(total patients)

**Lead 3 Programs Represent Annual Incidence Opportunity of >$1.5B[1]**

## Prevalence


MLD
30%
2,000 – 3,000
(total patients)
ADA-SCID
20%
1,000 – 2,000
(total patients)
WAS
55%
3,000 – 5,000
(total patients)

[1]Based on target label and pricing of recent gene therapy analogs
Incidence / prevalence figure estimates based on available literature, population data and in-house estimates, in countries where rare disease therapies are typically reimbursed.
Higher incidence rates have been observed in certain populations with higher rates of consanguinity.
Epidemiology incidence references: MLD: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5027970/; SEG: https://ghr.nlm.nih.gov/condition/metachromatic-leukodystrophy
ADA-SCID; https://ghr.nlm.nih.gov/condition/adenosine-deaminase-deficiency#statistics SEG: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5911483/;
WAS: ASM. Annals of Saudi Medicine. Wiskott-Aldrich Syndrome; NIH Genetics Home Reference https://ghr.nlm.nih.gov/condition/wiskott-aldrich-syndrome.

Orchard therapeutics

7 |

# Initial Target Label Focusing on Pediatric MLD

**Potential label expansion opportunity in adult MLD**

Ineligible
Eligible

## Annual Incidence


100%
80%
Potential label expansion (adults)
Target label (infantile & juvenile)
80%
80%
MLD
ADA-SCID
WAS
500 – 800
(total patients)
100 – 200
(total patients)
100 – 300
(total patients)

## Prevalence


MLD
30% - Juvenile
55%
Adult
2,000 – 3,000
(total patients)
ADA-SCID
20%
1,000 – 2,000
(total patients)
WAS
55%
3,000 – 5,000
(total patients)

[1]Based on target label and pricing of recent gene therapy analogs
Incidence / prevalence figure estimates based on available literature, population data and in-house estimates, in countries where rare disease therapies are typically reimbursed.
Higher incidence rates have been observed in certain populations with higher rates of consanguinity.
Epidemiology incidence references: MLD: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5027970/; SEG: https://ghr.nlm.nih.gov/condition/metachromatic-leukodystrophy
ADA-SCID; https://ghr.nlm.nih.gov/condition/adenosine-deaminase-deficiency#statistics SEG: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5911483/;
WAS: ASM. Annals of Saudi Medicine. Wiskott-Aldrich Syndrome; NIH Genetics Home Reference https://ghr.nlm.nih.gov/condition/wiskott-aldrich-syndrome.

8 |

| THE ORCHARD THERAPEUTICS STORY Strong Momentum – Transformative Year Ahead 1 Strong Fundamentals 2 Powerful Platform Approach 3 Commercial Ready 4 Our Future

HSC Gene Therapy Offers a Highly Differentiated Approach | Integration Self-renewal One-time administration Monocyte / Macrophage / Microglia T cells B cells NK cells Megakaryocyte Erythrocyte Granulocyte Potential for permanent disease correction Differentiates into multiple cell types

Potential to Correct Multiple Cell Types Addresses Many Rare Diseases | Immune System MLD MPS-I MPS-IIIA MPS-IIIB ADA-SCID WAS X-CGD WAS TDT Monocyte / Macrophage / Microglia T cells B cells NK cells Megakaryocyte Erythrocyte Granulocyte Central Nervous System Immune System Blood Cell and Platelet Lineage

Durability of Response Out to 18+ Years with > 170 Patients Treated | Patients treated in the development phase, including in clinical trials and under pre-approval access (defined as any form of pre-approval treatment outside of a company-sponsored clinical trial, including, but not limited to, compassionate use, early access, hospital exemption or special license). Patient with longest Strimvelis® follow-up enrolled in registry study, with data available up to 19 years. Data based on in-house data as of December 2019. Data include all patients treated with CD34+ hematopoietic stem cells transduced ex vivo with vector of interest.

| THE ORCHARD THERAPEUTICS STORY Strong Momentum – Transformative Year Ahead 1 Strong Fundamentals 2 Powerful Platform Approach 3 Commercial Ready 4 Our Future

Metachromatic Leukodystrophy is a Devastating, Rapidly Progressive Disease | Disease Snapshot Fatal genetic CNS disorder Relentless loss of physical and cognitive function Presents on a spectrum with different ages of onset Age 5, pre-diagnosis Age 9, advanced disease

# Significantly Superior Motor and Cognitive Function Demonstrated vs. Natural History

## Late Infantile / Early Juvenile

**YEAR 3**



Treatment difference = 71.5%
(95% CI 50.3, 92.7)
P<0.001
Treatment difference = 56.7%
(95% CI 33.7, 79.6)
P<0.001
GMFM total score (%)
100
90
80
70
60
50
40
30
20
10
0
74.3%
2.8%
72.9%
16.3%
LI MLD treated with OTL-200 (n=10)
LI MLD untreated natural history (n=12)
EJ MLD treated with OTL-200 (n=10)
EJ MLD untreated natural history (n=12)

Both LI and EJ patients achieved a statistically significant difference on the co-primary endpoint of improvement of >10% of the total GMFM score in treated subjects when compared to the Natural History cohort at Year 2, and these were maintained through Year 3. Note: vertical error bars are SE of the adjusted mean; P-values are from a two-sided 5% hypothesis test with null hypothesis of ≤ 10% difference ;CI, confidence interval; EJ, early juvenile; GMFM, gross motor function measurement; LI, late infantile; MLD, metachromatic leukodystrophy.

## Late Infantile



OTL-200 (n=16)
Natural History (n=6)
(+/- 1 Normal SD)
2 years Post GT
Age-Equivalent
Cognitive Age-Equivalent Performance (Years)
8
7
6
5
4
3
2
1
0
0 1 2 3 4 5 6 7 8 9 10
Derived Chronological Age (Years)

Cognitive Age-Equivalent at each visit has been derived as follows: For WPPSI and WISC: (DQp x Chronological Age)/100. For Bayley III: Cognitive Raw Scores have been compared to the tabulated values in the Bayley III manual to calculate Cognitive Age-Equivalent. For Bayley II: Cognitive Age-Equivalent is based on Mental Development Age as reported on the CRF. The Psychological Corporation. 2006.Bayley N. Bayley scales of infant and Toddler Development. Third Edition. San Antonio.

15 |

Integrated analysis presented September 4 2019 at SSIEM annual meeting

Orchard therapeutics

Implementing Commercial Strategy to Launch OTL-200 Globally | Market Access 4 Multi-stakeholder engagement Gene therapy value determination Option for flexible payment models Patient ID and Diagnostics 1 Disease awareness and diagnostic testing Extensive newborn screening pilot testing efforts in EU and U.S. Geographic Footprint 2 Teams in place in key EU markets and U.S. Expansion to Middle East, Turkey, LatAm and Asia over time Qualifying leading centers with transplant and disease area experience Global Supply Network 3 Manufacturing hub to ship cryopreserved product globally Inventory, capacity and logistics of supply for launch

Multi-Pronged Approach to Identifying MLD Patients Confidential | Disease and Diagnostic Education Diagnostic Initiatives Newborn Screening Patient Identification Identify first symptoms and drive early suspicion KOL engagement and education of general pediatricians Peer to peer education Assay developed EU and U.S. pilots planned to initiate in 2020 Advocacy efforts at state / country level Sponsor diagnostic tests in academic centers and targeted centers of care Goal to test within 14 days of early suspicion

Establish Commercial and Operational Model: Building Teams and Infrastructure to Serve Patients Worldwide | Middle East includes GCC countries and Israel Phase 1 - 2019 / 2020 EU, Middle East 25 commercial FTEs 4 - 6 treatment centers planned Newborn screening pilots initiating (EU & U.S.) Penetration and reimbursement varies by market

Establish Commercial and Operational Model: Building Teams and Infrastructure to Serve Patients Worldwide | Middle East includes GCC countries and Israel Phase 2 - 2020 / 2021 U.S. Penetration and reimbursement varies by market

Establish Commercial and Operational Model: Building Teams and Infrastructure to Serve Patients Worldwide | Middle East includes GCC countries and Israel Phase 3 - 2021 / 2022 LatAm, ROW Penetration and reimbursement varies by market

Manufacturing in Place to Support Commercialization | MolMed producing drug product and vector Sufficient inventory being produced to meet expected launch demand Leveraging commercial process experience from Strimvelis CMO Infrastructure Established for Initial MLD Launch NEAR TERM Continue partnerships with CMOs Orchard facility in Fremont, CA Design complete Construction planned to initiate in 2020 Goal to be operational by 2021 Invest in Own Manufacturing Facilities MID - LONG TERM

Drive Global Access: Our Pricing Commitments | Shared value Ensure patients, society and industry share in human and economic benefits of innovation – now and in the future Shared risk Stand behind therapeutic outcomes and be willing to tie payment to outcomes Informed pricing Use demonstrable, objective measures of value and the best available evidence to inform price System-wide evolution Support healthcare system to adapt to emergence of one-time, potential cures

| THE ORCHARD THERAPEUTICS STORY Strong Momentum – Transformative Year Ahead 1 Strong Fundamentals 2 Powerful Platform Approach 3 Commercial Ready 4 Our Future

Investment to Scale and Innovate Across Our Business | PRODUCT PROCESS Transduction enhancers Non-toxic conditioning HSC subsets Stable cell line Closed automated systems Manufacturing facility (expected operational in 2021) Research and discovery for new indications in 2020 Technology innovations In-house capabilities

# Gene-corrected HSCs and Macrophage Progeny Can Address Brain and Other Organ System Disorders



Macrophage
Brain
High area of focus
Other Organ Systems
Potential future exploration

Other rare indications • Potential non-rare (longer-term)

25 |

Literature references: Alessia Capotondo, Rita Milazzo, Letterio Salvatore Politi, Angelo Quattrini, Alessio Palini, Tiziana Plati, Stefania Merella, Alessandro Nonis, Clelia di Serio, Eugenio Montini, Luigi Naldini, and Alessandra Biffi, PNAS September 11, 2012 109 (37) 15018-15023; https://doi.org/10.1073/pnas.1205858109; Tissue macrophages: heterogeneity and functions, Siamon Gordon and Annette Plüddemann, BMC Biology 2017 15:53, 29 June 2017

Orchard therapeutics

Building on our Strength in Neurometabolic Disorders | MPS-IIIB Preclinical MPS-I MPS-IIIA Interim POC data in 2020 MLD Pre-commercial / filed with EMA Multiple new neurodegenerative disorders Potential applications in larger / non-rare conditions Brain Research Undisclosed External collaboration Dr. Alessandra Biffi

Corporate Priorities & Expected Key Milestones | ADA-SCID Initiate a rolling BLA in the U.S. for OTL-101 in 1H 2020 with completion within 12 months MLD Submit a BLA filing in late 2020 or early 2021 Obtain approval and launch OTL-200 for MLD in Europe in 2H 2020 MPS-I Release interim data from POC study in 2020 Manufacturing Initiate construction of in-house manufacturing facility in 2020 Submit BLA and MAA filings for OTL-103 in 2021 WAS Enroll 5 patients in POC study, release interim data in 2020 MPS-IIIA